                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned,  Matthew F. Mark, Chief Financial Officer of Everlast Worldwide
Inc.,  a Delaware  corporation  (the  "Company"),  does hereby  certify,  to his knowledge, that:

The Annual  Report on Form 10-K for the fiscal year ended  December  31, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                        /s/ Matthew F. Mark
                                                        ------------------------
                                                        Matthew F. Mark
                                                        Chief Financial Officer
                                                        March 27, 2003